UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                 Investment Company Act file number 811-2213
                                                    --------
                        Castle Convertible Fund, Inc.
                        -----------------------------
             (Exact name of registrant as specified in charter)

                 111 Fifth Avenue, New York, New York    10003
                 ---------------------------------------------
             (Address of principal executive offices)  (Zip code)

                            Mr. Frederick A. Blum
                         Fred Alger Management, Inc.
                              111 Fifth Avenue
                          New York, New York 10003
                         ---------------------------
                   (Name and address of agent for service)

      Registrant's telephone number, including area code:  212-806-8800
                                                           ------------

Date of fiscal year end:    October 31
Date of reporting period:   October 31, 2003

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

Dear Shareholders,

      The fiscal year ended October 31, 2003, was dramatic, both economically and politically. It began shortly after the Dow hit a five year low and ended with a robust recovery.

      At the beginning of 2003, the markets had been down three years in a row, something that hadn't happened since 1939-1941. Overshadowed by national security concerns, the markets remained essentially stagnant into the spring. The looming American-led invasion of Iraq dominated the headlines and the attention of the American public. In spite of encouraging economic data, both Wall Street and Main Street were preoccupied with war. On March 19th, the United States invaded Iraq. The markets then fluctuated with the perceived progress of the military campaign. Later in the spring, as the U.S. military achieved success, at least relative to very pessimistic media opinion, the markets recovered dramatically.

      Throughout 2003, the U.S. economy grew steadily, aided by the Federal Reserve, by tax policy, and by improving corporate outlooks. On June 25, 2003, the Fed cut the Fed Funds Rate to 1.00%, a 40 year low. The yield on the 10-year note reached a low of 3.11% on June 13, before climbing back above 4.00% in July.

      The combination of low interest rates, tax cuts, increased federal spending and the mortgage refinancing boom boosted the economy significantly. Fueled by a spike in consumer spending and high productivity, third quarter GDP growth soared to 8.2%, the highest rate since 1984. Productivity growth also was exceptional throughout 2003. The one soft spot was the job market. Historically, there has always been a lag time between economic recovery and job creation. For the month of October, the unemployment rate was at 6.0%, below its peak of 6.4%, but still indicative of less-than-stellar job creation.

      By the end of our fiscal year, both the economy and the markets experienced remarkable growth, and investors seemed to have gained a level of rational confidence that was absent from both the bull market of the late 1990s and the bear market of 2000 through 2002. The Dow rose 17% in the 12 months ended October 31, 2003, and the S&P 500 rose 19%.

      For the year, fixed-income lagged equities. Within fixed-income, low yields on Treasuries meant that corporate bonds were relatively more attractive, and low-quality corporate bonds outperformed during much of the 2nd and 3rd quarters of 2003. Overall, it was better to be concentrated in lower rated corporate credit, which Castle Convertible Fund was. The Lehman Brothers Government/Credit Bond Index rose 6.18% in the 12-months ended October 31, 2003. Over the same period, the Fund was up 12.99%.

      As we head into 2004, we believe the coming year is likely to be shaped by an economy expanding between 3.5% and 4% annually. We anticipate that the markets will reflect that. Investors have maintained high expectations for future earnings. They are optimistic, but cautious, as are we. Having survived the bubble and the bust, we, like you, would prefer not to see a repeat of either.

                                       Respectfully submitted,

                                       /s/ Dan C. Chung

                                       Dan C. Chung
                                       Chief Investment Officer

December 11, 2003

CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2003


Principal     Corporate Convertible
 Amount        Bonds-64.4%                                      Value
------------------------------------------------------------------------

              AEROSPACE & DEFENSE-2.0%
$  500,000    EDO Corporation, Cv. Sub.
               Notes, 5.25%, 4/15/07                         $   537,500
   500,000    L-3 Communications Holdings,
               Inc., Senior Sub. Cv. Contingent
               Debt Securities, 4.40%, 9/15/11                   530,000
                                                             -----------
                                                               1,067,500
                                                             -----------

              BIOTECHNOLOGY-.9%
   500,000    Charles River Laboratories
               International, Inc., Senior Cv.
               Deb., 3.50%, 2/1/22                               519,400
                                                             -----------

              CAPITAL MARKETS-1.5%
   800,000    E*TRADE Group, Inc., Cv. Sub.
               Notes, 6.00%, 2/1/07                              800,000
                                                             -----------

              COMMUNICATIONS EQUIPMENT-9.2%
   850,000    Adaptec, Inc., Cv. Sub. Notes,
               3.00%, 3/5/07                                     819,230
 1,000,000    Brocade Communications
               Systems, Inc., Cv. Sub. Notes,
               2.00%, 1/1/07                                     901,200
 1,000,000    CIENA Corporation, Cv. Notes,
               3.75%, 2/1/08                                     877,500
 1,000,000    Corning Incorporated, 3.50%,
               Cv. Deb., 11/1/08                               1,290,000
 1,250,000    Nortel Networks Corporation,
               Cv. Senior Notes, 4.25%,
               9/1/08                                          1,183,875
                                                             -----------
                                                               5,071,805
                                                             -----------

              COMMUNICATION SERVICES
               & SUPPLIES-2.5%
   750,000    Cendant Corporation, Cv. Senior
               Deb., 3.875%, 11/27/11                            799,650
   600,000    SCI Systems, Inc., Cv. Sub.
               Notes, 3.00%, 3/15/07                             556,500
                                                             -----------
                                                               1,356,150
                                                             -----------

              COMPUTER SOFTWARE-3.7%
   550,000    BEA Systems, Inc., Cv. Sub.
               Notes, 4.00%, 12/15/06                            550,000
   950,000    Juniper Networks, Inc., Cv. Sub.
               Notes, 4.75%, 3/15/07                             973,750
   500,000    Mercury Interactive Corporation,
               Cv. Sub. Notes, 4.75%, 7/1/07                     499,850
                                                             -----------
                                                               2,023,600
                                                             -----------

              ELECTRONIC EQUIPMENT &
               INSTRUMENTS-1.5%
   850,000    Tech Data Corporation, Cv. Sub.
               Deb., 2.00%, 12/15/21                             816,680
                                                             -----------

              ENERGY EQUIPMENT & SERVICES-2.7%
   650,000    Kerr-McGee Corporation, Cv.
               Sub. Deb., 5.25%, 2/15/10                         676,780
   250,000    PPL Corporation, Senior Cv.
               Notes, 2.625%, 5/15/23(a)                         245,312
   550,000    Pride International Inc., Cv.
               Senior Notes, 3.25%, 5/1/33(a)                    558,250
                                                             -----------
                                                               1,480,342
                                                             -----------

              FOOD & DRUG RETAILING-1.5%
   700,000    Rite Aid Corporation, Cv. Notes,
               4.75%, 12/1/06                                    805,000
                                                             -----------

              HEALTH CARE-5.0%
   500,000    AmeriSource Health Corporation,
               Cv. Sub. Notes, 5.00%, 12/1/07                    600,050
   500,000    Apria Healthcare Group Inc.,
               Cv. Senior Notes, 3.375%,
               5/15/33(a)                                        565,000
   800,000    Edwards Lifesciences
               Corporation, CV. Senior Deb.,
               3.875%, 5/15/33(a)                                788,000
   450,000    LifePoint Hospitals, Inc., Cv.
               Sub. Notes, 4.50%, 6/1/09                         435,375
   375,000    Province Healthcare Company,
               Cv. Sub. Notes, 4.50%,
               11/20/05                                          381,562
                                                             -----------
                                                               2,769,987
                                                             -----------

              HOTELS, RESTAURANTS &
               LEISURE-1.4%
   750,000    Hilton Hotels Corp., Cv. Sub.
               Notes, 3.375%, 4/15/23(a)                         780,000
                                                             -----------

              INDUSTRIAL CONGLOMERATES-2.0%
   500,000    TYCO International Group, Cv.
               Senior Deb., 2.75%, 1/15/18(a)                    553,150
   500,000    TYCO International Group, Cv.
               Senior Deb., 2.75%, 1/15/18                       553,150
                                                             -----------
                                                               1,106,300
                                                             -----------

              MEDIA-6.3%
 1,350,000    Liberty Media Corporation,
               Senior Exchangeable Deb.,
               3.50%, 1/15/31                                  1,080,000
   800,000    Liberty Media Corporation, Senior
               Exchangeable Deb., 3.25%,
               3/15/31                                           799,040
   725,000    Regal Entertainment Group,
               Cv. Senior Notes, 3.75%,
               5/15/08(a)                                        806,563
   825,000    Sinclair Broadcast Group, Inc.,
               Cv. Senior Sub. Notes, 4.875%
               7/15/18                                           796,125
                                                             -----------
                                                               3,481,728
                                                             -----------

              METALS & MINING-2.1%
   750,000    Freeport-McMoran Copper &
               Gold, Inc., Cv. Senior Notes,
               7.00%, 2/11/11(a)                               1,165,312
                                                             -----------





Principal     Corporate Convertible
 Amount        Bonds-64.4%                                      Value
------------------------------------------------------------------------

              PHARMACEUTICALS-3.6%
$1,200,000    IVAX Corporation, Cv. Senior
               Sub. Notes, 4.50%, 5/15/08                    $ 1,200,000
   850,000    Sepracor, Inc., Cv. Sub. Deb.,
               5.00%, 2/15/07                                    796,875
                                                             -----------
                                                               1,996,875
                                                             -----------

              RETAIL-6.1%
   750,000    Barnes & Noble, Inc., Cv. Sub.
               Notes, 5.25%, 3/15/09                             797,850
   450,000    Best Buy Co. Inc., Cv. Sub.
               Deb., 2.25%, 1/15/22                              503,955
   250,000    Gap, Inc. (The), Senior Cv.
               Notes, 5.75%, 3/15/09(a)                          331,875
   500,000    Gap, Inc. (The), Senior Cv.
               Notes, 5.75%, 3/15/09                             663,750
 1,000,000    Penney (J.C.) Company, Inc.,
               Cv. Sub. Notes, 5.00%,
               10/15/08                                        1,052,400
                                                             -----------
                                                               3,349,830
                                                             -----------

              ROAD & RAIL-1.9%
   850,000    Yellow Corporation, Contingent
               Senior Cv. Notes, 5.00%,
               8/8/23(a)                                       1,060,375
                                                             -----------

              SEMICONDUCTOR EQUIPMENT
               & PRODUCTS-8.6%
 1,150,000    Fairchild Semiconductor
               Corporation, Senior Cv. Sub.
               Notes, 5.00%, 11/1/08                           1,208,880
 1,150,000    International Rectifier
               Corporation, Cv. Sub. Notes,
               4.25%, 7/15/07                                  1,139,880
   375,000    Lam Research Corporation, Cv.
               Sub. Notes, 4.00%, 6/1/06                         384,975
   725,000    LSI Logic Corporation, Cv. Sub.
               Notes, 4.00%, 11/1/06                             706,875
   500,000    LSI Logic Corporation, Cv. Sub.
               Notes, 4.00%, 5/16/10(a)                          561,491
   650,000    Teradyne, Inc., Senior Cv.
               Notes, 3.75%, 10/15/06                            724,750
                                                             -----------
                                                               4,726,851
                                                             -----------

              WIRELESS TELECOMMUNICATION
               SERVICES-1.9%
 1,100,000    Nextel Communications, Inc.,
               Cv. Senior Notes, 5.25%,
               1/15/10                                         1,061,500
                                                             -----------

              Total Corporate Convertible
               Bonds (Cost $32,913,848)                       35,439,235
                                                             -----------

  Shares      Preferred Stock-1.0%
----------

              MEDIA
     7,000    Tribune Co., Exchangeable Sub.
               Deb., 2.00%, 5/15/29
               (Cost $551,600)                                   553,000
                                                             -----------


              Convertible Preferred
  Shares       Securities-13.6%                                 Value
------------------------------------------------------------------------


              AUTOMOBILES-1.7%
    38,000    General Motors Corporation,
               4.50%, Cv. Senior Deb.,
               Class A                                       $   942,400
                                                             -----------

              BANKS-1.2%
    11,700    Washington Mutual Capital
               Trust 2001, 5.375%, Cv. Pfd.
               Income Equity Redeemable
               Securities                                        676,377
                                                             -----------

              COMMUNICATIONS EQUIPMENT-1.3%
       650    Lucent Technology Inc., 7.75%,
               Cumulative Convertible Trust                      697,164
                                                             -----------

              DIVERSIFIED FINANCIALS-.8%
    10,550    Household International Inc.,
               8.875%, Adjustable Conversion
               Rate Equity Security Units                        450,485
                                                             -----------

              HOUSEHOLD DURABLES-.9%
    10,500    Newell Financial Trust I, 5.25%,
               Cv. Quarterly Income Pfd.                         459,375
                                                             -----------

              INSURANCE-3.0%
    21,000    Chubb Corporation (The), 7.00%,
               Equity Units                                      582,750
    44,000    Travelers Property Casualty
               Corp., 4.50%, Cv. Jr. Sub.
               Notes                                           1,053,360
                                                             -----------
                                                               1,636,110
                                                             -----------

              MEDIA-1.5%
    25,000    Comcast Corporation, 2.00%,
               Exch. Sub. Deb., 10/15/29                         836,250
                                                             -----------

              PAPER PACKAGING & FOOD
               PRODUCTS-1.3%
    15,000    International Paper
               Capital Trust, 5.25%, Cv. Pfd                     731,250
                                                             -----------

              RETAIL-1.9%
    25,000    United Rental Trust I, 6.50%,
               Cv. Quarterly Income Pfd.                       1,051,500
                                                             -----------
              Total Convertible Preferred
               Securities (Cost $6,697,716)                    7,480,911
                                                             -----------

              Mandatory Convertible
               Securities-5.5%

              DIVERSIFIED TELECOMMUNICATION
               SERVICES-2.1%
    12,000    ALLTEL Corporation, 7.75%,
               Equity Units, 5/17/05(b)                          588,000
    20,000    CenturyTel, Inc., 6.875%,
               Corporate Units, 5/15/05(b)                       566,600
                                                             -----------
                                                               1,154,600
                                                             -----------

              ENERGY-1.0%
    10,000    Dominion Resources Inc., 8.75%,
               Upper DECS Equity Income
               Securities, 5/15/06(b)                            532,200
                                                             -----------




              Mandatory Convertible
  Shares       Securities-(Continued)                           Value
------------------------------------------------------------------------

              HEALTH CARE-2.0%
     6,375    Anthem, Inc., 6.00%, Equity
               Security Units, 11/15/04(b)                   $   519,690
    10,000    Omnicare Capital Trust I, 4.00%,
               Income Equity Redeemable
               Securities, 6/15/33(b)                            588,700
                                                             -----------
                                                               1,108,390
                                                             -----------

              INSURANCE-.4%
     4,400    PartnerRe Ltd., 8.00%,
               Premium Equity Participating
               Security Units, 12/31/04(b)                       240,548
                                                             -----------
              Total Mandatory Convertible
               Securities (Cost $2,861,780)                    3,035,738
                                                             -----------

              Common Stocks-10.8%

              DIVERSIFIED FINANCIALS-4.7%
     7,500    Bank of America Corporation                        567,975
    17,500    Citigroup Inc.                                     829,500
    15,000    J.P. Morgan Chase & Co.                            538,500
    24,000    U.S. Bancorp                                       653,280
                                                             -----------
                                                               2,589,255
                                                             -----------

              ELECTRIC UTILITIES-1.6%
     7,500    FirstEnergy Corp.                                  257,925
    27,500    TXU Corp.                                          627,550
                                                             -----------
                                                                 885,475
                                                             -----------

              GAS COMPANIES-.2%
     4,000    KeySpan Corporation                                139,880
                                                             -----------

              HEALTH CARE-.1%
       820    Medco Health Solutions, Inc.*                       27,224
                                                             -----------

              OIL & GAS-2.0%
    10,000    ConocoPhillips                                 $   571,500
    12,200    Royal Dutch Petroleum
               Company                                           541,436
                                                             -----------
                                                               1,112,936
                                                             -----------

              PHARMACEUTICALS-1.5%
    20,000    Bristol-Myers Squibb Company                       507,400
     6,800    Merck & Co., Inc.                                  300,900
                                                             -----------
                                                                 808,300
                                                             -----------

              WIRELESS TELECOMMUNICATION
               SERVICES-.7%
    11,000    Verizon Communications Inc.                        369,600
                                                             -----------
              Total Common Stocks
               (Cost $5,361,737)                               5,932,670
                                                             -----------

 Principal     Short-Term
  Amount        Investments-4.1%
----------

$2,250,000    Federal National Mortgage
               Association, 0.93%, 11/1/03
               (Cost $2,249,884)                               2,249,884
                                                             -----------
Total Investments
 (Cost $50,636,565)(c)                              99.4%     54,691,438
Other Assets in Excess of Liabilities                 .6         353,197
                                                   ---------------------
Net Assets                                         100.0%    $55,044,635
                                                   =====================

*     Non-income producing security.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At October 31, 2003, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $50,540,605 amounted to $4,150,833 which consisted of aggregate gross unrealized appreciation of $4,578,955 and aggregate gross unrealized depreciation of $428,122.

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003


ASSETS:
  Investments in securities, at value (cost $50,636,565),
   see accompanying schedule of investments                                    $54,691,438
  Cash                                                                              10,908
  Receivable for investment securities sold                                        525,063
  Dividends and interest receivable                                                475,356
  Prepaid expenses                                                                  18,485
                                                                               -----------
      Total Assets                                                              55,721,250

LIABILITIES:
  Payable for investment securities purchased                     $563,849
  Investment advisory fees payable                                  34,544
  Directors' fees payable                                            3,836
  Accrued expenses                                                  74,386
                                                                  --------
      Total Liabilities                                                            676,615
                                                                               -----------

NET ASSETS applicable to 2,236,003 outstanding shares of $0.01
 par value (10,000,000 shares authorized)                                      $55,044,635
                                                                               ===========
NET ASSET VALUE PER SHARE                                                      $     24.62
                                                                               ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2003


INVESTMENT INCOME:
  Income:
    Interest                                                                              $1,465,388
    Dividends                                                                                971,706
                                                                                          ----------
      Total Income                                                                         2,437,094

  Expenses:
    Investment advisory fees-Note 2(a)                                    $   391,086
    Directors' fees                                                            40,000
    Shareholder reports                                                        54,193
    Custodian and transfer agent fees                                          19,730
    Professional fees                                                          57,176
    Bookkeeping fees                                                           18,000
    Miscellaneous                                                              39,290
                                                                          -----------
      Total Expenses                                                                         619,475
                                                                                          ----------
NET INVESTMENT INCOME                                                                      1,817,619
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized loss on investments                                        (1,400,986)
   Net change in unrealized appreciation (depreciation) on investments      6,128,333
                                                                          -----------
   Net realized and unrealized gain (loss) on investments                                  4,727,347
                                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $6,544,966
                                                                                          ==========

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                             Year Ended          Year Ended
                                                                          October 31, 2003    October 31, 2002
                                                                          ------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                     $ 1,817,619         $ 2,428,488
  Net realized loss on investments                                           (1,400,986)         (2,201,495)
  Net change in unrealized appreciation (depreciation) on investments         6,128,333          (4,870,976)
                                                                            -------------------------------
      Net increase (decrease) in net assets resulting from operations         6,544,966          (4,643,983)
                                                                            -------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                      (1,945,322)         (2,526,683)
                                                                            -------------------------------
      Net increase (decrease) in net assets                                   4,599,644          (7,170,666)

NET ASSETS:
  Beginning of year                                                          50,444,991          57,615,657
                                                                            -------------------------------
  End of year (including undistributed net investment income of $971,255
   and $610,235, respectively)                                              $55,044,635         $50,444,991
                                                                            ===============================

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year


                                                              Year Ended October 31,
                                             -------------------------------------------------------
                                               2003        2002        2001        2000        1999
                                             -------------------------------------------------------

Net asset value, beginning of year           $ 22.56     $ 25.77     $ 28.22     $ 26.20     $ 25.32
                                             -------------------------------------------------------
Net investment income                           0.81        1.09        1.34        1.40        1.32
Net realized and unrealized gain (loss)
 on investments                                 2.12       (3.17)      (1.80)       2.24        1.07
                                             -------------------------------------------------------
Total from investment operations                2.93       (2.08)      (0.46)       3.64        2.39
                                             -------------------------------------------------------
Dividends from net investment income           (0.87)      (1.13)      (1.33)      (1.32)      (1.46)
Distributions from net realized gains              -           -       (0.66)      (0.30)      (0.05)
                                             -------------------------------------------------------
      Total Distributions                      (0.87)      (1.13)      (1.99)      (1.62)      (1.51)
                                             -------------------------------------------------------
Net asset value, end of year                 $ 24.62     $ 22.56     $ 25.77     $ 28.22     $ 26.20
                                             =======================================================
Market value, end of year                    $ 21.75     $ 20.57     $ 24.25     $ 22.75     $ 21.00
                                             =======================================================

Total investment return based on
 market value per share                         9.98%     (11.05%)     15.83%      16.51%      (1.29%)
                                             =======================================================

Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)    $55,045     $50,445     $57,616     $63,107     $58,583
                                             =======================================================
  Ratio of expenses to average net assets       1.19%       1.09%       1.03%       1.06%       1.02%
                                             =======================================================
  Ratio of net investment income
   to average net assets                        3.49%       4.30%       4.89%       5.05%       5.05%
                                             =======================================================
  Portfolio Turnover Rate                     156.83%     186.48%      53.81%      68.55%      60.65%
                                             =======================================================

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Effective November 1, 2001, premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities. This change in accounting policy which has been applied retroactively had no material effect on the accompanying financial statements.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or paid-in capital, depending on the type of book/tax differences that may exist.

      At October 31, 2003, the Fund reclassified $488,723 to undistributed net investment income (accumulated loss) and $205,583 from undistributed net realized gain (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax treatment of certain debt instruments. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2003, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $3,678,369, and expires 2009 through 2011.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates (continued):

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 2003, no reimbursement was required pursuant to the Contract. For the year ended October 31, 2003, the total investment advisory fee charged to the Fund amounted to $391,086, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 2003, the Fund incurred fees of approximately $2,000 for services provided by Alger Services and reimbursed Alger Services approximately $1,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At October 31, 2003, the Adviser and its affiliates owned 451,484 shares of the Fund.

NOTE 3-Securities Transactions:

      During the year ended October 31, 2003, purchases and sales of investment securities, excluding short-term securities, aggregated $80,442,004 and $76,194,877, respectively.

NOTE 4-Components of Net Assets:

      At October 31, 2003, the Fund's net assets consisted of:


Paid-in capital                        $53,735,071
Undistributed net investment income        971,255
Undistributed net realized gain
 (accumulated loss)                     (3,716,564)
Net unrealized appreciation              4,054,873
                                       -----------
NET ASSETS                             $55,044,635
                                       ===========

NOTE 5-Distributions to Shareholders:

      Distributions paid from ordinary income during the year ended October 31, 2003, and the year ended October 31, 2002, were $1,945,322 and $2,526,683, respectively.

      As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income    $  837,229
Undistributed long-term gain
 accumulated (loss)                       -
Capital loss carrryforward        3,678,369
Unrealized appreciation
 (depreciation)                   4,150,833

      The difference between book basis and tax-basis undistributed long-term gain is attributable primarily to the tax deferral of losses on wash sales.

NOTE 6-Regulatory Matters:

      The Office of the New York Attorney General, the Massachusetts Securities Division of the Office of the Secretary of the Commonwealth, and the United States Securities and Exchange Commission ("SEC") have contacted Alger Management in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alger Management does not believe that the foregoing investigations will materially affect its ability to perform its management contracts with any of the funds that it manages.

                       Report of Independent Auditors

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc., including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.


                                       ERNST & YOUNG LLP


December 10, 2003

Directors and Officers of the Fund (Unaudited)

      Information about the Directors and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Fund, The Alger American Fund, The Alger Institutional Fund, The China-U.S. Growth Fund and Spectra Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.


                                                                                                   Number of Portfolios
                                                                                                     in the Alger Fund
                                                                                     Director             Complex
  Name, Age, Position with                                                            and/or        which are Overseen
    the Fund and Address                    Principal Occupations                 Officer Since         by Director
-----------------------------------------------------------------------------------------------------------------------

Interested Directors

Fred M. Alger III (68)         Chairman of the Board of Alger Associates,              1974                22
 Chairman of the Board         Inc. ("Associates"), Fred Alger & Company,
                               Incorporated ("Alger Inc."), Alger Manage-
                               ment, Alger Properties, Inc. ("Properties"),
                               Alger Shareholder Services, Inc. ("Ser-
                               vices"), Alger Life Insurance Agency, Inc.
                               ("Agency"), Fred Alger International
                               Advisory S.A. ("International"), and five of
                               the six funds in the Alger Fund Complex;
                               Chairman of the Boards of Alger SICAV
                               ("SICAV") and Analysts Resources, Inc.
                               ("ARI").

Dan C. Chung (41)              President, Director and Chief Investment                2001                16
 President and Director        Officer of Alger Management; President and
                               Director of Associates, Alger Inc., Properties,
                               Services, Agency, International, ARI and
                               Trust; Trustee/Director of four of the
                               six funds in the Alger Fund Complex.

Hilary M. Alger (42)           Trustee/Director of five of the six funds               2003                17
 Director                      in the Alger Fund Complex; Associate
                               Director of Development, College
                               of Arts and Sciences, University of Virginia;
                               formerly Director of Development and
                               Communications, Lenox Hill Neighborhood
                               House.

Non-Interested Directors

Stephen E. O'Neil (71)         Attorney; Private investor since 1981; Director         1973                23
 Trustee                       of Brown-Forman Corporation; Trustee/
                               Director of the six funds in the Alger Fund
                               Complex; formerly of Counsel to the law firm
                               of Kohler & Barnes.

Charles F. Baird, Jr. (50)     Managing Partner of North Castle Partners, a            2000                16
 Director                      private equity securities group; Chairman of
                               Equinox, Leiner Health Products, Elizabeth
                               Arden Day Spas, Grand Expeditions and EAS;
                               Trustee/Director of four of the six funds in
                               the Alger Fund Complex. Formerly Managing
                               Director of AEA Investors, Inc.





                                                                                                   Number of Portfolios
                                                                                                     in the Alger Fund
                                                                                     Director             Complex
  Name, Age, Position with                                                            and/or        which are Overseen
    the Fund and Address                    Principal Occupations                 Officer Since         by Director
-----------------------------------------------------------------------------------------------------------------------

Roger P. Cheever (58)          Associate Dean of Development, Harvard                  2000                16
 Director                      University; Trustee/Director of four of the six
                               funds in the Alger Fund Complex. Formerly
                               Deputy Director of the Harvard College Fund.

Lester L. Colbert, Jr. (69)    Private investor; Trustee/Director of five of           1974                17
 Director                      the six funds in the Alger Fund Complex.
                               Formerly Chairman of the Board and Chief
                               Executive Officer of Xidex Corporation.

Nathan E. Saint-Amand,         Medical doctor in private practice; Co-Partner          1986                23
 M.D. (65)                     Fishers Island Partners; Member of the Board
 Director                      of the Manhattan Institute; Trustee/Director of
                               five of the six funds in the Alger Fund Complex.
                               Formerly Co-Chairman Special Projects
                               Committee of Memorial Sloan Kettering.

Officers

Frederick A. Blum (50)         Executive Vice President of Alger Manage-               1996                N/A
 Treasurer and Assistant       ment; Treasurer and Assistant Secretary
 Secretary                     of the six funds in the Alger Fund Complex.
                               Director, Executive Vice President and
                               Treasurer of the Trust.

Dorothy G. Sanders (48)        Senior Vice President, General Counsel                  2000                N/A
 Secretary                     and Secretary of Alger, Inc., General Counsel
                               and Secretary of Associates, Agency,
                               Properties, Services, ARI and Alger Manage-
                               ment; Secretary of International, and the six
                               funds in the Alger Fund Complex. Formerly
                               Senior Vice President, Fleet Financial Group.\

      Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. Alger III. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

TAX INFORMATION (Unaudited)

      In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2003, 35.5% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations. For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $911,290 as taxed at a maximum rate of 15%.

      Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2003. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2004. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Castle Convertible Fund, Inc.








Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue, 2nd Floor
New York, NY 10003
-------------------------------------------------
Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, NJ 07302-9811
-------------------------------------------------
This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.



Castle Convertible Fund, Inc.


                                Annual Report
                              October 31, 2003

ITEM 2.  CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b)  Not applicable.

      (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e)  Not applicable.

      (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

      On September 8, 2003, the Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the registrant's internal control over financial reporting occurred during the registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit EX-99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Castle Convertible Fund, Inc.

By:    /s/Dan C. Chung
       Dan C. Chung
       President
Date:  December 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/Dan C. Chung
       Dan C. Chung
       President
Date:  December 16, 2003

By:    /s/Frederick A. Blum
       Frederick A. Blum
       Treasurer
Date:  December 16, 2003